Exhibit 99.1

Ginkgo Bioworks Provides Business Updates at J.P. Morgan Healthcare Conference

Expects to meet 2023 new program and revenue guidance ranges

Ended the year with nearly $950 million in cash and cash equivalents, a strong balance sheet providing multi-year runway as Ginkgo sees operational efficiencies in the business

Strong growth among blue chip pharma and biotech (“biopharma”) customers including Pfizer, Novo Nordisk, Merck and Boehringer Ingelheim

Management to highlight updates today at the 42nd Annual J.P. Morgan Healthcare Conference at 9:45 a.m. PT (12:45 p.m. ET)

BOSTON, MA – Jan. 10, 2024 – Ginkgo Bioworks (NYSE: DNA), which is building the leading platform for cell programming and biosecurity, today announced preliminary performance updates for the year ended December 31, 2023. Among the results, Ginkgo highlighted that it expects to meet its previously disclosed new program and revenue guidance ranges in 2023 based on its preliminary unaudited estimates. A business review, including a discussion of Ginkgo's platform services for large scale data generation and AI to enable biopharma R&D, will be featured in a presentation today at the 42nd Annual J.P. Morgan Healthcare Conference.

"I'm very pleased with the robust revenue and program growth we have seen in 2023, particularly in the biopharma sector – growing the portion of our cell engineering revenue that is attributable to biopharma customers by more than 50% over the past year," said Jason Kelly, Ginkgo's co-founder and Chief Executive Officer. "Our strong balance sheet, with nearly $950 million of cash and cash equivalents, positions us well to take advantage of strategic opportunities while the market faces continued pressure. This, combined with the meaningful improvements we have seen in operational efficiency, gives us a long runway as we plan to increase new programs while reducing operating expenses. I'm proud of our team's accomplishments in 2023 and am excited to drive continued strong growth in our biopharma vertical in 2024."

Preliminary 2023 Key Performance Highlights
•Ginkgo continues to expect Total revenue of $250 – $260 million in 2023
◦Preliminary unaudited Cell Engineering revenue is expected to be within the previously disclosed guidance range of $145 – $150 million in 2023
◦Preliminary unaudited Biosecurity revenue is expected to be in line with the previously disclosed guidance of up to $110 million in 2023
•New Cell Programs are expected to be within the previously disclosed guidance range of 80-85 new Cell Programs added to the platform in 2023
•Ginkgo signed or advanced several major new biopharma programs in 2023, including with Pfizer, Merck, Novo Nordisk, and Boehringer Ingelheim in which Ginkgo is eligible to receive, in aggregate, over $1.2 billion in upfront research payments, research fees and development and commercial milestones. Ginkgo also successfully completed the pilot phase of a program with Novo Nordisk, as well as completed a gene therapy collaboration with Biogen.
•In connection with its strategic partnership with Google Cloud, Ginkgo is training a series of foundation and application-specific models incorporating Ginkgo’s proprietary metagenomics and assay-labeled training data as well as data from public repositories. Ginkgo’s ability to bring together automated data generation at scale with AI models targeted towards customer program areas is expected to be the foundation for additional pharmaceutical partnerships in 2024.
•Ginkgo ended 2023 with nearly $950 million of cash and cash equivalents, putting Ginkgo in a strong financial position to pursue its strategic objectives while driving towards profitability

Ginkgo plans to report fourth quarter and full year 2023 financial results in February 2024, at which time it intends to provide its outlook for full year 2024.

J.P. Morgan Healthcare Conference on Wednesday, January 10, 2024
As previously announced, co-founder and CEO Jason Kelly is scheduled to participate in a presentation at the 42nd Annual J.P. Morgan Healthcare Conference on Wednesday, January 10, 2024 at 9:45 a.m. PT (12:45 p.m. ET).

Further details, a webcast link, and a replay of the presentation will be posted on the company's investor relations website at https://investors.ginkgobioworks.com/events.

About Ginkgo Bioworks
Ginkgo Bioworks is the leading horizontal platform for cell programming, providing flexible, end-to-end services that solve challenges for organizations across diverse markets, from food and agriculture to pharmaceuticals to industrial and specialty chemicals. Ginkgo's biosecurity and public health unit, Concentric by Ginkgo, is building global infrastructure for biosecurity to empower governments, communities, and public health leaders to prevent, detect and respond to a wide variety of biological threats. For more information, visit ginkgobioworks.com and concentricbyginkgo.com, read our blog, or follow us on social media channels such as X (formerly known as Twitter) (@Ginkgo and @ConcentricByGBW), Instagram (@GinkgoBioworks and @ConcentricByGinkgo), Threads (@GinkgoBioworks) or LinkedIn.

Forward-Looking Statements of Ginkgo Bioworks
This press release, the presentation, and the conference call and webcast contain certain forward-looking statements within the meaning of the federal securities laws, including statements regarding our plans and strategies, including with respect to our balance sheet and cash runway, current expectations, operations and anticipated results of operations, both business and financial, including opportunities for increased operational efficiency, growth of pharmaceutical partnerships, potential customer success, including successful application of our offerings by our customers, expectations with regard to revenue, and the market environment, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements generally are identified by the words "believe," "can," "project," "potential," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) volatility in the price of Ginkgo's securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Ginkgo operates and plans to operate, variations in performance across competitors, and changes in laws and regulations affecting Ginkgo's business, (ii) the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional business opportunities, (iii) the risk of downturns in demand for products using synthetic biology, (iv) the uncertainty regarding the demand for passive monitoring programs and biosecurity services, (v) changes to the biosecurity industry, including due to advancements in technology, emerging competition and evolution in industry demands, standards and regulations, (vi) our ability to realize the expected benefits of merger and acquisition transactions, (vii) the outcome of any legal proceedings against Ginkgo, including as a result of recent acquisitions, (viii) our ability to realize the expected benefits from and the success of our cell engineering platform programs, (ix) our ability to successfully develop engineered cells, bioprocesses, data packages or other deliverables, (x) the product development or commercialization success of our customers, (xi) our final audited revenue and other financial results may differ materially from the preliminary and unaudited amounts reported herein, and (xii) our final new program count, which is determined by the number of unique programs commenced within the reporting period based on a technical development plan or objective, may differ materially from the preliminary amounts reported herein. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Ginkgo's most recent quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the "SEC"), and other documents filed by Ginkgo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and Ginkgo assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Ginkgo does not give any assurance that it will achieve its expectations.

Ginkgo Bioworks Contacts:

INVESTOR CONTACT:
investors@ginkgobioworks.com

MEDIA CONTACT:
press@ginkgobioworks.com